Exhibit 4.1

AMENDMENT NO. 6 TO

MASTER NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 6 TO MASTER NOTE PURCHASE AGREEMENT, dated as of June 1, 2016 (this “Amendment”), is by and among (a) Waste Connections, Inc., a Delaware corporation (the “Company”), each Subsidiary of the Company from time to time party to the Purchase Agreement referred to below (the “Subsidiaries,” and the Company and the Subsidiaries are each referred to herein as an “Obligor” and, collectively, the “Obligors”), and (b) each of the undersigned holders. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Purchase Agreement referred to below, including the definitions added in this Amendment, as applicable.

WHEREAS, the Obligors and the purchasers named therein are parties to that certain Master Note Purchase Agreement, dated as of July 15, 2008, as amended by that certain Amendment No. 1 to Master Note Purchase Agreement dated as of July 20, 2009, Amendment No. 2 to Master Note Purchase Agreement dated as of November 24, 2010, Amendment No. 3 to Master Note Purchase Agreement dated as of October 12, 2011, Amendment No. 4 to Master Note Purchase Agreement dated as of August 9, 2013 and Amendment No. 5 to Master Note Purchase Agreement dated as of February 20, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”);

WHEREAS, on January 18, 2016, Progressive Waste Solutions Ltd., a corporation organized under the laws of Ontario (“Progressive Waste”), Water Merger Sub LLC, a Delaware limited liability company and a direct or indirect wholly-owned subsidiary of Progressive Waste (“Merger Sub”), and the Company entered into an Agreement and Plan of Merger (the “Merger”), pursuant to which, subject to the terms and conditions contained therein, Merger Sub will merge with and into the Company;

WHEREAS, in connection with the Merger and immediately following its occurrence, (a) Progressive Waste Solutions Ltd. will change its name to Waste Connections, Inc., and remain a corporation organized under the laws of Ontario and (b) the Company will change its name to Waste Connections US, Inc., and remain a Delaware corporation;

WHEREAS, the Company has requested that holders amend the Purchase Agreement to, among other things, permit Waste Connections, Inc., an Ontario corporation, or any other entity that after the Merger is the direct or indirect parent company of the Company and its Subsidiaries (the “Parent”) to assume as described in the Assumption and Exchange Agreement (as defined below) the obligations of the Company under the Purchase Agreement and the Notes; and

WHEREAS, the Obligors and the holders party hereto constituting at least the Required Holders pursuant to Section 17.1(a) of the Purchase Agreement desire to amend certain provisions of the Purchase Agreement to permit the Parent to assume the obligations of the Company under the Purchase Agreement and the Notes as described in the Assumption and Exchange Agreement;

NOW THEREFORE, in consideration of the mutual agreements contained in the Purchase Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1.1           Amendment to the Purchase Agreement.

(a)          Section 9.8 of the Purchase Agreement is hereby amended by adding the following new subsection to the end thereof.

(d)          Each holder agrees to release and discharge any Obligor (other than the Parent) from this Agreement, or otherwise reconstitute any Obligor’s (other than the Parent’s) obligations as a primary obligor into a guarantor, as applicable, automatically upon the consummation of the Merger and the execution, delivery and effectiveness of the Assumption and Exchange Agreement (as defined below), which, among other things, effectuates an amended Agreement by operation of the Assumption and Exchange Agreement (which amended Agreement is set forth in Exhibit 10.4); provided that, (i) such Obligor has been, or substantially concurrently with the release by the holders of Notes, will be released and discharged as a primary obligor under and in respect of, the Bank Credit Agreement; (ii) no Default or Event of Default exists or will exist immediately following such release and discharge; (iii) if any fee or other consideration is paid or given to any holder of Indebtedness, in its capacity as a holder of such Indebtedness, in connection with such release, other than the repayment of all or a portion of such Indebtedness, each holder receives equivalent consideration on a pro rata basis (provided that, for the avoidance of doubt, this condition shall not apply to customary and usual fees paid in connection with the termination and replacement of the Bank Credit Agreement and out-of-pocket expenses, including attorneys’ fees, incurred in connection therewith); and (iv) at the time of the consummation of the Merger, the Company delivers to each holder of Notes a certificate of a Responsible Officer certifying the matters set forth in clauses (i) through (iii).

(b)          Section 10.4.1 of the Purchase Agreement is hereby amended by adding the following to the end thereof.

Notwithstanding anything to the contrary set forth in this Section 10.4.1 or any other provision of this Agreement, (a) the consummation of the Merger Transactions, with the Parent following the Merger Transactions becoming the direct or indirect parent company of the Company and (b) the related termination and replacement of the Bank Credit Facility in connection with such Merger Transactions shall not constitute a Default or Event of Default under this Agreement if and only if each of the following conditions are satisfied:

(i)          Except to the extent that it would not be materially adverse to the holders or is otherwise consented to in writing by the Required Holders, (A)(x) the Merger, as consummated, and the other Merger Transactions are consistent with the transactions described in the Merger Agreement, (y) the Merger and the other Merger Transactions have been consummated in accordance with the terms of the Merger Agreement and in compliance with applicable law and regulatory approvals, and (z)  the Merger Transactions contemplated by the Merger Agreement shall have been consummated on or prior to October 18, 2016, and (B) the holders shall have received one or more certificates executed by a Responsible Officer of each of the Company and the Parent certifying as to clause (A).

(ii)         The Parent shall have executed and delivered to each holder of Notes an assumption and exchange agreement substantially in the form set forth in Exhibit 10.4 (the “Assumption and Exchange Agreement”), pursuant to which, among other things, the Parent shall assume as described in the Assumption and Exchange Agreement the obligations of the Company under this Agreement and the Notes in the form of the amended Agreement attached to the Assumption and Exchange Agreement (which amendments are set forth in Exhibit 10.4 hereof), and such Assumption and Exchange Agreement shall be effective.

(iii)        Each of the Obligors and the undersigned holders hereby agree that upon the effectiveness of the Assumption and Exchange Agreement, (A) all Obligors (other than the Parent) shall be released and discharged from this Agreement upon the execution and delivery of a subsidiary guaranty agreement by each Obligor thereafter required by the terms of Section 9.13 of the amended Agreement to be a Subsidiary Guarantor (as such term is defined in the amended Agreement set forth in Exhibit 10.4), and (B) this Agreement shall be amended in the form set forth in Exhibit 10.4, in each case, without further action on the part of the Obligors and the undersigned holders, provided that, with respect to clause (B), the amended Agreement is in the form and substance set forth in Exhibit 10.4.

(iv)        The Parent shall have caused to be delivered to each holder of any Notes an opinion of internationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that the Assumption and Exchange Agreement is enforceable in accordance with its terms, and covering such other matters incident thereto as may be reasonably requested by the Required Holders.

(v)         No Default or Event of Defaults exists at the time of the consummation of the Merger.

(vi)        If any fee or other form of consideration is given to any holder of Indebtedness of the Obligors, in its capacity as the holder of such Indebtedness, in connection with the Merger or the execution and delivery of an assumption or similar agreement by the Parent, other than the repayment of all or a portion of such Indebtedness, the holders of the Notes shall receive equivalent consideration (provided that, for the avoidance of doubt, this condition shall not apply to customary and usual fees paid in connection with the termination and replacement of the Bank Credit Agreement and out-of-pocket expenses, including attorneys’ fees, incurred in connection therewith).

(vii)       The Parent shall deliver to each holder evidence of all payoff letters, UCC-3 termination statements, financing change statements, and other security interest terminations necessary to terminate the Liens securing obligations under the Progressive Waste Credit Agreement.

(viii)      The Parent shall have provided to the holders a copy of the Revolving Credit and Term Loan Agreement to be entered into upon or substantially concurrently with the consummation of the Merger, and such Revolving Credit and Term Loan Agreement shall be in full force and effect.

(ix)         All documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and, where applicable, good standing of the Parent, and the due authorization by all requisite action on the part of the Parent of the execution and delivery of the Assumption and Exchange Agreement and the performance by the Parent of its obligations thereunder.

Notwithstanding anything else to the contrary herein, any delivery made by the Company to Chapman and Cutler LLP, as special counsel to the holders, shall be deemed to have been delivered to each holder.

(c)          The following shall be added as new definitions in alphabetical order to Schedule B of the Purchase Agreement:

“Merger” means the merger transaction contemplated by the Merger Agreement.

“Merger Agreement” means the Agreement and Plan of Merger by and among Progressive Waste Solutions Ltd., Water Merger Sub LLC and WCN dated as of January 18, 2016.

“Merger Transactions” means the Merger and the other transactions relating thereto or contemplated by the Merger Agreement.

“Parent” means Waste Connections Inc., an Ontario corporation, or any other entity that following the Merger becomes the direct or indirect parent company of WCN and its Subsidiaries.

“Progressive Waste Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of June 30, 2015, by and among Progressive Waste Solutions Ltd., certain of its Subsidiaries, Bank of America, N.A., acting through its Canada branch, Bank of America, N.A., and the other lenders party thereto, as amended, restated, supplemented or otherwise modified from time to time.

“Sixth Amendment” means Amendment No. 6 to Master Note Purchase Agreement, dated as of June 1, 2016, by and among the Company and the Obligors and the holders of the Notes party thereto.

“WCN” means (i) prior to the consummation of the Merger Transactions, Waste Connections, Inc., a Delaware corporation, and (ii) subsequent to the consummation of the Merger Transactions, Waste Connections US, Inc., a Delaware corporation.

§2.          Representations and Warranties. Each Obligor hereby represents and warrants to the holders as follows:

(a)          This Amendment has been duly authorized by all necessary corporate (or equivalent company or partnership) action on the part of such Obligor, and this Amendment constitutes a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except (a) as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (b) to the extent that availability of the remedy of specific performance or injunction relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(b)          No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Obligor of this Amendment and the performance by such Obligor of the Purchase Agreement as amended.

(c)          The execution, delivery and performance by such Obligor of this Amendment and the performance by such Obligor of the Purchase Agreement as amended will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Obligor or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, memorandum of association, articles of association, regulations or by-laws, shareholders agreement or any other agreement or instrument to which such Obligor or any Subsidiary is bound or by which such Obligor or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to such Obligor or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Obligor or any Subsidiary.

(d)          Immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

(e)          Such Obligor has not paid or agreed to pay any fees or other consideration to any holder of Indebtedness, in its capacity as the holder of such Indebtedness, of the Company and its Subsidiaries to permit the Parent to assume the obligations of the Company under the documents relating to such Indebtedness, except for (x) the amendments to the Purchase Agreement in connection with the Merger Transactions and (y) the repayment of all or a portion of such Indebtedness and customary and usual fees paid in connection with entering into a new Bank Credit Agreement and, in each case, out-of-pocket expenses, including attorneys’ fees, incurred in connection therewith.

§3.          Conditions Precedent. This Amendment shall become effective as of the date (the “Sixth Amendment Effective Date”) on which all of the following shall have occurred (and shall not be effective until the date on which all of the following shall have occurred):

(a)          This Amendment shall have been duly executed by the Obligors and the Required Holders and shall have been delivered to the holders (or Chapman and Cutler LLP, as special counsel to the holders).

(b)          The representations of the Obligors set forth in §2 hereof are true and correct on and with respect to the date hereof.

(c)          [Reserved].

(d)          The Company shall have paid to each holder a fee in an amount equal to 0.05% of the aggregate outstanding principal amount of the Notes held by such holder on the Sixth Amendment Effective Date and subject to the occurrence thereof.

§4.          Miscellaneous Provisions.

(a)          Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Purchase Agreement and the Notes shall remain unchanged and in full force and effect. It is declared and agreed by each of the parties hereto that the Purchase Agreement and the Notes, as amended hereby, shall continue in full force and effect, and that this Amendment and the Purchase Agreement shall be read and construed as a single instrument.

(b)          The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written. Except as expressly provided herein, this Amendment shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Purchase Agreement or any Note, or (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the holders may now have or may have in the future under or in connection with the Purchase Agreement or the Notes.

(c)          This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Photocopies, facsimile transmissions, or email transmissions of Adobe portable document format files (also known as “PDF” files) of signatures shall be deemed original signatures and shall be fully binding on the parties to the same extent as original signatures.

(d)          Each of the undersigned holders hereby represents that it is a United States person for U.S. federal income tax purposes and agrees to provide the Parent on or prior to the date the Parent assumes the obligations of the Company under the Purchase Agreement and the Notes an IRS Form W-9 certifying to such status.

§5.          Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

The Obligors:

WASTE CONNECTIONS, INC.

ACE SOLID WASTE, INC.

ADVANCED SYSTEMS PORTABLE RESTROOMS, INC.

ALASKA WASTE MAT-SU, LLC

ALASKA WASTE-INTERIOR, LLC

ALASKA WASTE-KENAI PENINSULA, LLC

AMERICAN DISPOSAL COMPANY, INC.

ANDERSON COUNTY LANDFILL, INC.

ANDERSON REGIONAL LANDFILL, LLC

ARKANSAS RECLAMATION COMPANY, LLC

AUSTIN LANDFILL HOLDINGS, INC.

BISON BUTTE ENVIRONMENTAL, LLC

BITUMINOUS RESOURCES, INC.

BRENT RUN LANDFILL, INC.

BROADACRE LANDFILL, INC.

BUTLER COUNTY LANDFILL, INC.

CALPET, LLC

CAMINO REAL ENVIRONMENTAL CENTER, INC.

CAPITAL REGION LANDFILLS, INC.

CARPENTER WASTE HOLDINGS, LLC

CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.

CHIMNEY BUTTE ENVIRONMENTAL L.L.C.

CHIQUITA CANYON, INC.

CHIQUITA CANYON, LLC

CLAY BUTTE ENVIRONMENTAL, LLC

CLIFTON ORGANICS, LLC

COLD CANYON LAND FILL, INC.

COLUMBIA RESOURCE CO., L.P.

COLUMBIA RIVER DISPOSAL, INC.

COMMUNITY REFUSE DISPOSAL INC.

CONTRACTORS WASTE SERVICES, INC.

CORRAL DE PIEDRA LAND COMPANY

COUNTY WASTE — ULSTER, LLC

County Waste and Recycling Service, Inc.

COUNTY WASTE TRANSFER CORP.

COWLITZ COUNTY LANDFILL, INC.

CRI HOLDINGS, LLC

CURRY TRANSFER & RECYCLING, INC.

CWI ACQUISITION, LLC

D. M. DISPOSAL CO., INC.

DELTA CONTRACTS, LLC

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

DENVER REGIONAL LANDFILL, INC.

DIVERSIFIED BUILDINGS, L.L.C.

DNCS PROPERTIES, LLC

EAGLE FORD RECLAMATION COMPANY, LLC

EL PASO DISPOSAL, LP

Elko Sanitation Company

EMPIRE DISPOSAL, INC.

ENTECH ALASKA LLC

ENVIRONMENTAL TRUST COMPANY

EVERGREEN DISPOSAL, INC.

FINLEY-BUTTES LIMITED PARTNERSHIP

FINNEY COUNTY LANDFILL, INC.

FORT ANN TRANSFER STATION, LLC

FRONT RANGE LANDFILL, INC.

G & P DEVELOPMENT, INC.

GBUSA HOLDINGS, LLC

God Bless the USA, Incorporated

GOD BLESS THE USA, INCORPORATED

GREEN WASTE SOLUTIONS OF ALASKA, LLC

HARDIN SANITATION, INC.

HAROLD LEMAY ENTERPRISES, INCORPORATED

HIGH DESERT SOLID WASTE FACILITY, INC.

HUDSON VALLEY WASTE HOLDING, INC.

Hudson Valley Waste Holdings, Inc.

ISLAND DISPOSAL, INC.

J BAR J LAND, INC.

LACASSINE HOLDINGS, L.L.C.

LAKESHORE DISPOSAL, INC.

LAUREL RIDGE LANDFILL, L.L.C.

LEALCO, INC.

LFC, INC.

LIGHTNING BUTTE ENVIRONMENTAL, LLC

LOUISIANA RECLAMATION COMPANY, L.L.C.

MADERA DISPOSAL SYSTEMS, INC.

MAMMOTH DISPOSAL COMPANY

MANAGEMENT ENVIRONMENTAL NATIONAL, INC.

MASON COUNTY GARBAGE CO., INC.

MBO, LLC

MDSI OF LA, INC.

MILLENNIUM WASTE INCORPORATED

MISSION COUNTRY DISPOSAL

MORRO BAY GARBAGE SERVICE

MURREY’S DISPOSAL COMPANY, INC.

NEBRASKA ECOLOGY SYSTEMS, INC.

NOBLES COUNTY LANDFILL, INC.

Northwest Container Services, Inc.

[Sixth Amendment to 2008 Master Note Purchase Agreement]

OKLAHOMA CITY WASTE DISPOSAL, INC.

OKLAHOMA LANDFILL HOLDINGS, INC.

OSAGE LANDFILL, INC.

PIERCE COUNTY RECYCLING, COMPOSTING AND DISPOSAL, LLC

POTRERO HILLS LANDFILL, INC.

PRAIRIE DISPOSAL, LLC

PRAIRIE LIQUIDS, LLC

PSI ENVIRONMENTAL SERVICES, INC.

PSI ENVIRONMENTAL SYSTEMS, INC.

R.A. BROWNRIGG INVESTMENTS, INC.

R.J.C. TRUCKING CO.

R360 ARTESIA, LLC

R360 CLACO, LLC

R360 Environmental Solutions Holdings, Inc.

R360 ENVIRONMENTAL SOLUTIONS OF LOUISIANA, LLC

R360 ENVIRONMENTAL SOLUTIONS OF MISSISSIPPI, LLC

R360 ENVIRONMENTAL SOLUTIONS OF TEXAS, LLC

R360 Environmental Solutions, LLC

R360 ES Holdings, Inc.

R360 HITCHCOCK, LLC

R360 LOGISTICS, LLC

R360 OKLAHOMA, LLC

R360 PERMIAN BASIN, LLC

R360 RED BLUFF, LLC

R360 SHUTE CREEK, LLC

R360 SILO, LLC

R360 Williston Basin, LLC

RAILROAD AVENUE DISPOSAL, LLC

RED CARPET LANDFILL, INC.

RENSSELAER REGION LANDFILLS, INC.

RH FINANCIAL CORPORATION

RICH VALLEY, LLC

RKS HOLDING, CORP.

ROCHELLE WASTE DISPOSAL, L.L.C.

Rock River Environmental Services, Inc.

ROCK RIVER ENVIRONMENTAL SOLUTIONS, LLC

RRD HOLDING COMPANY

RRES LANDFILL OPERATIONS, LLC

S.A. DUNN & COMPANY, LLC

SAN LUIS GARBAGE COMPANY

SANIPAC, INC.

SCOTT SOLID WASTE DISPOSAL COMPANY

SCOTT WASTE SERVICES, LLC

SEABREEZE RECOVERY, INC.

SECTION 18, LLC

SEDALIA LAND COMPANY

[Sixth Amendment to 2008 Master Note Purchase Agreement]

SHALE GAS SERVICES, LLC

SIERRA HOLDING GROUP, LLC

SIERRA PROCESSING, LLC

SILVER SPRINGS ORGANICS L.L.C.

SJ RECLAMATION, INC.

SKB (AUSTIN) ENVIRONMENTAL, LLC

SKB ENVIRONMENTAL CLOQUET LANDFILL, INC. (f/k/a SHAMROCK LANDFILL, INC.)

SKB ENVIRONMENTAL, INC.

SKB RECYCLING, LLC

SMOKY BUTTE ENVIRONMENTAL, LLC

SOUTH COUNTY SANITARY SERVICE, INC.

STERLING AVENUE PROPERTIES, LLC

STUTZMAN REFUSE DISPOSAL INC.

TACOMA RECYCLING COMPANY, INC.

TENNESSEE WASTE MOVERS, INC.

THUNDER BUTTE ENVIRONMENTAL, LLC

US LIQUIDS OF LA, L.P.

VOORHEES SANITATION, L.L.C.

WASCO COUNTY LANDFILL, INC.

Waste Connections Management Services, Inc.

Waste Connections of Alabama, Inc.

Waste Connections of Alaska, Inc.

WASTE CONNECTIONS OF ARIZONA, INC.

WASTE CONNECTIONS OF ARKANSAS, INC.

Waste Connections of California, Inc.

Waste Connections of Colorado, Inc.

WASTE CONNECTIONS OF GEORGIA, INC.

Waste Connections of Idaho, Inc.

Waste Connections of Illinois, Inc.

Waste Connections of Iowa, Inc.

Waste Connections of Kansas, Inc.

Waste Connections of Kentucky, Inc.

WASTE CONNECTIONS OF LEFLORE, LLC

Waste Connections of Louisiana, Inc.

Waste Connections of Minnesota, Inc.

WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC

Waste Connections of Mississippi, Inc.

Waste Connections of Montana, Inc.

Waste Connections of Nebraska, Inc.

Waste Connections of New Mexico, Inc.

Waste Connections of North Carolina, Inc.

Waste Connections of North Dakota, Inc.

Waste Connections of Oklahoma, Inc.

Waste Connections of Oregon, Inc.

Waste Connections of South Carolina, Inc.

[Sixth Amendment to 2008 Master Note Purchase Agreement]\

Waste Connections of South Dakota, Inc.

Waste Connections of Tennessee, Inc.

Waste Connections of Texas, LLC

WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC.

WASTE CONNECTIONS OF UTAH, INC.

Waste Connections of Washington, Inc.

Waste Connections of Wyoming, Inc.

WASTE CONNECTIONS TRANSPORTATION COMPANY, INC.

WASTE REDUCTION SERVICES, L.L.C.

WASTE SERVICES OF N.E. MISSISSIPPI, INC.

WASTE SOLUTIONS GROUP OF SAN BENITO, LLC

WCI AUSTIN LANDFILL, LLC

WCI-WHITE OAKS LANDFILL, INC.

WEST BANK ENVIRONMENTAL SERVICES, INC.

WEST COAST RECYCLING AND TRANSFER, INC.

WINNEBAGO LANDFILL COMPANY, LLC

WINNEBAGO RECLAMATION SERVICE, INC.

WYOMING ENVIRONMENTAL SERVICES, INC.

YAKIMA WASTE SYSTEMS, INC.

By:	/s/ Worthing Jackman
Name:	Worthing Jackman
Title:	Authorized Signatory of Each of the Above-Listed Obligors

[Sixth Amendment to 2008 Master Note Purchase Agreement]

Metropolitan Life Insurance Company

MetLife Insurance Company USA

By:	Metropolitan Life Insurance Company, its Investment Manager

By	/s/ John A. Wills
Name: John A. Wills
Title: Managing Director

We acknowledge that Metropolitan Life Insurance Company holds $65,000,000 Series 2009A Senior Notes, due November 1, 2019.

We acknowledge that Metropolitan Life Insurance Company holds $1,000,000 Series 2011A, Tranche C Senior Notes, due April 1, 2021.

We acknowledge that MetLife Insurance Company USA holds $20,000,000 Series 2009A Senior Notes, due November 1, 2019.

We acknowledge that MetLife Insurance Company USA holds $1,000,000 Series 2011A, Tranche C Senior Notes, due April 1, 2021.

Union Fidelity Life Insurance Company

By:	MetLife Investment Advisors, LLC
Its Investment Adviser

By	/s/ C. Scott Inglis
Name: C. Scott Inglis
Title: Managing Director

We acknowledge that Union Fidelity Life Insurance Company holds $8,000,000 Series 2009A Senior Notes, due November 1, 2019.

We acknowledge that Union Fidelity Life Insurance Company holds $5,000,000 Series 2011A, Tranche C Senior Notes, due April 1, 2021.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

Employers Reassurance Company

By:	MetLife Investment Advisors, LLC

Its Investment Adviser

By	/s/ C. Scott Inglis
Name: C. Scott Inglis
Title: Managing Director

We acknowledge that Employers Reassurance Company holds $10,000,000 Series 2011A, Tranche C Senior Notes, due April 1, 2021.

Lincoln Benefit Life Company

By:	MetLife Investment Advisors, LLC
Its Investment Adviser

By	/s/ C. Scott Inglis
Name: C. Scott Inglis
Title: Managing Director

We acknowledge that we hold $11,000,000 Series 2011A, Tranche B Senior Notes, due April 1, 2018.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

The Northwestern Mutual Life Insurance Company

By:	Northwestern Mutual Investment Management

Company, LLC, its investment adviser

By	/s/ David A. Barras
Name: David A. Barras
Title: Managing Director

We acknowledge that The Northwestern Mutual Life Insurance Company holds $18,000,000 Series 2011A, Tranche B Senior Notes, due April 1, 2018.

We acknowledge that The Northwestern Mutual Life Insurance Company holds $20,000,000 Series 2015A, Tranche A Senior Notes, due August 20, 2022.

We acknowledge that The Northwestern Mutual Life Insurance Company holds $63,300,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account

By:	/s/ David A. Barras
Name: David A. Barras
Title: Authorized Representative

We acknowledge that The Northwestern Mutual Life Insurance Company for its Group Annuity Separate Account holds $1,700,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

New York Life Insurance and Annuity Corporation

By:	NYL Investors LLC, its Investment Manager

By:	/s/ A. Post Howland
Name: A. Post Howland
Title: Managing Director

We acknowledge that New York Life Insurance and Annuity Corporation holds $51,000,000 Series 2009A Senior Notes, due November 1, 2019.

New York Life Insurance Company

By:	/s/ A. Post Howland
Name: A. Post Howland
Title: Vice President

We acknowledge that New York Life Insurance Company holds $24,000,000 Series 2009A Senior Notes, due November 1, 2019.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

Jackson National Life Insurance Company

By:	PPM America, Inc., as attorney in fact, on behalf of Jackson National Life Insurance Company

By:	/s/ Elena S. Unger
Name: Elena S. Unger
Title: Vice President

We acknowledge that Jackson National Life Insurance Company holds $55,000,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

State Farm Life Insurance Company

By:	/s/ Julie Hoyer
Julie Hoyer
Investment Executive – Fixed Income

By:	/s/ Christiane M. Stoffer
Christiane M. Stoffer
Assistant Secretary

We acknowledge that State Farm Life Insurance Company holds $14,000,000 Series 2015A, Tranche A Senior Notes, due August 20, 2022.

We acknowledge that State Farm Life Insurance Company holds $34,000,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

State Farm Life and Accident Assurance Company

By:	/s/ Julie Hoyer
Julie Hoyer
Investment Executive – Fixed Income

By:	/s/ Christiane M. Stoffer
Christiane M. Stoffer
Assistant Secretary

We acknowledge that State Farm Life and Accident Assurance Company holds $1,000,000 Series 2015A, Tranche A Senior Notes, due August 20, 2022.

We acknowledge that State Farm Life and Accident Assurance Company holds $1,000,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

RiverSource Life Insurance Company

By:	/s/ Thomas W. Murphy
Name: Thomas W. Murphy
Title: Vice President – Investments

We acknowledge that RiverSource Life Insurance Company holds $11,000,000 Series 2011A, Tranche B Senior Notes, due April 1, 2018.

We acknowledge that RiverSource Life Insurance Company holds $30,000,000 Series 2015A, Tranche A Senior Notes, due August 20, 2022.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

AXA Equitable Life Insurance Company

By:	/s/ Amy Judd
Name: Amy Judd
Title: Investment Officer

We acknowledge that AXA Equitable Life Insurance Company holds $32,000,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

Principal Life Insurance Company

By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

By:	/s/ James C. Fifield
Name: James C. Fifield
Title: Assistant General Counsel

By:	/s/ Justin T. Lange
Name: Justin T. Lange
Title: Counsel

We acknowledge that Principal Life Insurance Company holds $10,000,000 Series 2015A, Tranche A Senior Notes, due August 20, 2022.

We acknowledge that Principal Life Insurance Company holds $20,000,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

Genworth Life and Annuity Insurance Company

By:	/s/ Joseph A. McCusker
Name: Joseph A. McCusker
Title: Investment Officer

We acknowledge that Genworth Life and Annuity Insurance Company holds $10,000,000 Series 2015A, Tranche A Senior Notes, due August 20, 2022.

We acknowledge that Genworth Life and Annuity Insurance Company holds $10,000,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

Genworth Mortgage Insurance Corporation

By:	/s/ Joseph A. McCusker
Name: Joseph A. McCusker
Title: Investment Officer

We acknowledge that Genworth Mortgage Insurance Corporation holds $10,000,000 Series 2015A, Tranche A Senior Notes, due August 20, 2022.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

Modern Woodmen of America

By:	/s/ Douglas A. Pannier
Name: Douglas A. Pannier
Title: Group Head, Private Placements

We acknowledge that Modern Woodmen of America holds $16,000,000 Series 2011A, Tranche C Senior Notes, due April 1, 2021.

We acknowledge that Modern Woodmen of America holds $20,000,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

National Life Insurance Company

By:	/s/ Andrew Ebersole
Name: Andrew Ebersole
Title: Director – Head of Private Placements

We acknowledge that National Life Insurance Company holds $3,000,000 Series 2015A, Tranche A Senior Notes, due August 20, 2022.

We acknowledge that National Life Insurance Company holds $9,000,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

Life Insurance Company of the Southwest

By:	/s/ Andrew Ebersole
Name: Andrew Ebersole
Title: Director – Head of Private Placements

We acknowledge that Life Insurance Company of the Southwest holds $5,000,000 Series 2011A, Tranche B Senior Notes, due April 1, 2018.

We acknowledge that Life Insurance Company of the Southwest holds $7,000,000 Series 2011A, Tranche C Senior Notes, due April 1, 2021.

We acknowledge that Life Insurance Company of the Southwest holds $6,000,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

Massachusetts Mutual Life Insurance Company

By:	Babson Capital Management LLC, as Investment Advisor

By:	/s/ Patrick M. Manseau
Name: Patrick M. Manseau
Title: Managing Director

We acknowledge that Massachusetts Mutual Life Insurance Company holds $24,200,000 Series 2011A, Tranche C Senior Notes, due April 1, 2021.

C.M. Life Insurance Company

By:	Babson Capital Management LLC, as Investment Advisor

By:	/s/ Patrick M. Manseau
Name: Patrick M. Manseau
Title: Managing Director

We acknowledge that C.M. Life Insurance Company holds $3,800,000 Series 2011A, Tranche C Senior Notes, due April 1, 2021.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

The Phoenix Insurance Company

By:	/s/ Annette M. Masterson
Name: Annette M. Masterson
Title: Vice President

We acknowledge that The Phoenix Insurance Company holds $16,000,000 Series 2011A, Tranche C Senior Notes, due April 1, 2021.

Travelers Casualty and Surety Company of America

By:	/s/ Annette M. Masterson
Name: Annette M. Masterson
Title: Vice President

We acknowledge that Travelers Casualty and Surety Company of America holds $7,000,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

Voya Retirement Insurance and Annuity Company

Voya Insurance and Annuity Company

Reliastar Life Insurance Company

Security Life of Denver Insurance Company

By:	Voya Investment Management LLC, as Agent

By	/s/ Paul Aronson
Name: Paul Aronson
Title: Senior Vice President

We acknowledge that Voya Retirement Insurance and Annuity Company holds $8,400,000 Series 2015A, Tranche A Senior Notes, due August 20, 2022.

We acknowledge that Voya Insurance and Annuity Company holds $8,300,000 Series 2015A, Tranche A Senior Notes, due August 20, 2022.

We acknowledge that Reliastar Life Insurance Company holds $1,200,000 Series 2015A, Tranche A Senior Notes, due August 20, 2022.

We acknowledge that Security Life of Denver Insurance Company holds $2,100,000 Series 2015A, Tranche A Senior Notes, due August 20, 2022.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

American United Life Insurance Company

By:	/s/ Michael I. Bullock
Name: Michael I. Bullock
Title: VP, Private Placements

We acknowledge that American United Life Insurance Company holds $3,000,000 Series 2015A, Tranche A Senior Notes, due August 20, 2022.

We acknowledge that American United Life Insurance Company holds $8,000,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

The State Life Insurance Company

By:	American United Life Insurance Company
Its:	Agent

By:	/s/ Michael I. Bullock
Name: Michael I. Bullock
Title: VP, Private Placements

We acknowledge that The State Life Insurance Company holds $7,000,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

Knights of Columbus

By:	/s/ Gilles Marchand
Name: Gilles Marchand
Title: Vice President Credit Investments

We acknowledge that Knights of Columbus holds $5,000,000 Series 2011A, Tranche B Senior Notes, due April 1, 2018.

We acknowledge that Knights of Columbus holds $12,000,000 Series 2011A, Tranche C Senior Notes, due April 1, 2021.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

Woodmen of the World Life Insurance Society

By:	/s/ Shawn Bengston
Name: Shawn Bengston
Title: Vice President – Investment

We acknowledge that Woodmen of the World Life Insurance Society holds $10,000,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

American Family Life Insurance Company

By:	/s/ David L. Voge
Name: David L. Voge
Title: Fixed Income Portfolio Manager

We acknowledge that American Family Life Insurance Company holds $2,000,000 Series 2015A, Tranche A Senior Notes, due August 20, 2022.

We acknowledge that American Family Life Insurance Company holds $5,000,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

By:	/s/ David Divine
Name: David Divine
Title: Senior Portfolio Manager

We acknowledge that Southern Farm Bureau Life Insurance Company holds $2,000,000 Series 2015A, Tranche A Senior Notes, due August 20, 2022.

We acknowledge that Southern Farm Bureau Life Insurance Company holds $3,000,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

Country Life Insurance Company

By:	/s/ John A. Jacobs
Name: John A. Jacobs
Title: Director – Fixed Income

We acknowledge that Country Life Insurance Company holds $3,000,000 Series 2011A, Tranche C Senior Notes, due April 1, 2021.

We acknowledge that Country Life Insurance Company holds $4,000,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

Country Mutual Insurance Company

By:	/s/ John A. Jacobs
Name: John A. Jacobs
Title: Director – Fixed Income

We acknowledge that Country Mutual Insurance Company holds $1,000,000 Series 2011A, Tranche C Senior Notes, due April 1, 2021.

We acknowledge that Country Mutual Insurance Company holds $1,000,000 Series 2015A, Tranche B Senior Notes, due August 20, 2025.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]

Hartford Life Insurance Company

Hartford Fire Insurance Company

By:	Hartford Investment Management Company Their Agent and Attorney-in-Fact

By:	/s/ John R. Knox
Name: John R. Knox
Title: Senior Vice President

We acknowledge that Hartford Life Insurance Company holds $2,000,000 Series 2009A Senior Notes, due November 1, 2019.

We acknowledge that Hartford Fire Insurance Company holds $5,000,000 Series 2009A Senior Notes, due November 1, 2019.

[Signature page to Amendment No. 6 to Master Note Purchase Agreement]